Exhibit 10.1
Extension of Scheduled Expiry Date
          Reference is made to that certain Amended and Restated Series 2006-2 Indenture Supplement, dated as of December 1, 2006, as amended by the First Amendment thereto, dated as of March 6, 2007, and the Second Amendment thereto, dated as of November 30, 2007 (as further amended or supplemented, the “Series 2006-2 Indenture Supplement”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator, the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and The Bank of New York Mellon (formerly known as The Bank of New York), as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of March 7, 2006 between the Issuer and the Indenture Trustee. All capitalized terms defined in the Series 2006-2 Indenture Supplement and used herein shall have the meanings given to them therein.
          The undersigned hereby agree to extend the Scheduled Expiry Date to December 17, 2008.
Dated: December 8, 2008

PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Corina Mills
	Name:	Corina Mills
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as an APA Bank
By:	/s/ Corina Mills
	Name:	Corina Mills
	Title:	Vice President

VARIABLE FUNDING CAPITAL COMPANY LLC, as a CP Conduit Purchaser By: WACHOVIA CAPITAL MARKETS, LLC, As Attorney-in-Fact

By:	/s/ Douglas R. Wilson, Sr.
	Name:	Douglas R. Wilson, Sr.
	Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By:	/s/ Kevin McConnell
	Name:	Kevin McConnell
	Title:	Managing Director

Signature Page to Series 2006-2 Consent

YC SUSI TRUST, as a CP Conduit Purchaser
By:	Bank of America, National Association, as Administrative Trustee

By:	/s/ Leif E. Rauer
	Name:	Leif E. Rauer
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank
By:	/s/ Leif E. Rauer
	Name:	Leif E. Rauer
	Title:	Vice President

Signature Page to Series 2006-2 Consent

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as an APA Bank
By:	/s/ Michael Eden
	Name:	Michael Eden
	Title:	Director

Signature Page to Series 2006-2 Consent

PARADIGM FUNDING, LLC, as a CP Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

WESTLB AG, NEW YORK BRANCH, as an APA Bank
By:	/s/ Brian Statfeld
	Name:	Brian Statfeld
	Title:	Managing Director

By:	/s/ Michael Gilhuley
	Name:	Michael Gilhuley
	Title:	Assoc. Director

Signature Page to Series 2006-2 Consent

CHARTA, LLC, as a CP Conduit Purchaser By: CITICORP NORTH AMERICA, INC., as Attorney-in-Fact

By:	/s/ Steven Vierengel
Name:
Title:

CITIBANK, N.A., as an APA Bank
By:	/s/ Steven Vierengel
Name:
Title:

Signature Page to Series 2006-2 Consent

SALISBURY RECEIVABLES COMPANY, as a CP Conduit Purchaser
By:	/s/ Janette Lieu
	Name:	Janette Lieu
	Title:	Director

BARCLAYS BANK PLC, as an APA Bank
By:	/s/ Jeffrey Goldberg
	Name:	Jeffrey Goldberg
	Title:	Associate Director

Signature Page to Series 2006-2 Consent

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser
By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

CALYON NEW YORK BRANCH, as an APA Bank
By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

Signature Page to Series 2006-2 Consent

WINDMILL FUNDING CORPORATION, as CP Conduit Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC, as APA Bank and Funding Agent
By:	/s/ Michael Zappaterrini
	Name:	Michael Zappaterrini
	Title:	Managing Director

Signature Page to Series 2006-2 Consent